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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2004

                          THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)

         Minnesota                       0-15767                 41-1293081
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

    411 Farwell Avenue, South St. Paul, Minnesota                  55075
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (651) 451-3030



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Item 7. Financial Statements and Exhibits

(c)      Exhibits.  The following exhibit is furnished with this report:

           99  Press Release dated April 19, 2004 of The Sportsman's Guide, Inc.

Item 12. Results of Operations and Financial Condition

         On April 19, 2004, The Sportsman's Guide, Inc. issued a press release to report expected sales and earnings per share for its first quarter ended March 31, 2004. The release is furnished as Exhibit 99 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SPORTSMAN'S GUIDE, INC.



Date: April 20, 2004                    By:  /s/ CHARLES B. LINGEN
                                            ------------------------------------
                                            Name:  Charles B. Lingen
                                            Title: Executive Vice President
                                                   of Finance and Administration
                                                   and Chief Financial Officer